UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):

August 2, 2018 (August 2, 2018)

IHS Markit Ltd.

(Exact name of registrant as specified in its charter)

Bermuda	001-36495	98-1166311
(State or other jurisdiction of Incorporation)	(Commission File Number)	(IRS Employer Identification Number)

4th Floor, Ropemaker Place

25 Ropemaker Street

London, England

EC2Y 9LY

(Address of Principal Executive Offices)

+44 20 7260 2000

(Registrant’s Telephone Number, Including Area Code)

Not Applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions (See General Instructions A.2. below):

☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 2.01.  Completion of Merger or Disposition of Assets

On August 2, 2018, pursuant to the Agreement and Plan of Merger (the “Merger Agreement”), dated as of May 19, 2018, by and among Markit North America, Inc. a Delaware corporation (“MNA”), Ipreo Parent Holdco LLC, a Delaware limited liability company (“Seller”), Infinity Intermediate Holdings, LLC, a Delaware limited liability company (“Ipreo”), Iredell Holdings LLC, a Delaware limited liability company (“Merger Sub”) and, solely for the limited purposes set forth therein, IHS Markit Ltd., a Bermuda exempted company (the “Company”), Merger Sub merged with and into Ipreo, with Ipreo surviving as an indirect, wholly owned subsidiary of the Company (the “Merger”). At the closing of the Merger, the Company paid an aggregate purchase price of $1.855 billion, subject to certain adjustments set forth in the Merger Agreement (the “Ipreo Purchase Price”).

The Ipreo Purchase Price was financed through a combination of (i) cash on hand, (ii) borrowings under the revolving credit facility under the multi-year Credit Agreement (the “Multi-Year Credit Agreement”) with Bank of America, N.A., as administrative agent, and a syndicate of lenders party thereto and (iii) borrowings under the term loan credit facility under the 364-day Credit Agreement (“364-Day Credit Agreement”) with HSBC Bank USA, National Association, as administrative agent, and a syndicate of lenders party thereto, each as described in Item 1.01 of the Company’s first Current Report on Form 8-K filed on June 26, 2018 (the “June 26, 2018 Form 8-K”), which description is incorporated by reference herein. The full text of the Multi-Year Credit Agreement, which was filed as Exhibit 10.1 of the June 26, 2018 Form 8-K, and the full text of the 364-Day Credit Agreement, which was filed as Exhibit 10.2 of the June 26, 2018 Form 8-K, are each incorporated by reference herein.

The foregoing description of the Merger Agreement and the Merger is not complete and is subject to, and qualified in its entirety by reference to, the description of the Merger in Item 1.01 of the Company’s Current Report on Form 8-K filed on May 23, 2018, and the full text of the Merger Agreement, which was filed as Exhibit 2.1 thereto, each of which is incorporated by reference herein.

Item 7.01. Regulation FD Disclosure

On August 2, 2018, the Company issued a media release announcing, among other things, the closing of the Merger. The media release is furnished as an exhibit to this Form 8-K and is posted on the investor relations section of the Company’s website. In addition, the media release has been distributed through a newswire release.

The information furnished in this Current Report on Form 8-K shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section, and shall not be deemed to be incorporated by reference in any filing under the Securities Act of 1933, as amended, or the Exchange Act, except as expressly set forth by specific reference in any such filing.

Item 9.01	Financial Statements and Exhibits

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 19, 2018, among Infinity Intermediate Holdings, LLC, Ipreo Parent Holdco LLC, Markit North America, Inc., Iredell Holdings LLC and, solely for the limited purposes set forth therein, IHS Markit Ltd. (incorporated by reference to Exhibit 2.1 on Form 8-K, filed May 23, 2018).
10.1	Credit Agreement dated as of June 25, 2018 by and among IHS Markit Ltd., the lenders from time to time party thereto and Bank of America, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 on Form 8-K, filed June 26, 2018 (first current report on such day)).
10.2	Credit Agreement dated as of June 25, 2018 by and among IHS Markit Ltd, the lenders from time to time party thereto and HSBC Bank USA, National Association, as administrative agent (incorporated by reference to Exhibit 10.2 on Form 8-K, filed June 26, 2018 (first current report on such day)).
99.1	Media Release dated August 2, 2018

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 2, 2018

IHS MARKIT LTD.

By:	/s/ Sari Granat
Sari Granat Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description
2.1	Agreement and Plan of Merger, dated as of May 19, 2018, among Infinity Intermediate Holdings, LLC, Ipreo Parent Holdco LLC, Markit North America, Inc., Iredell Holdings LLC and, solely for the limited purposes set forth therein, IHS Markit Ltd. (incorporated by reference to Exhibit 2.1 on Form 8-K, filed May 23, 2018).
10.1	Credit Agreement dated as of June 25, 2018 by and among IHS Markit Ltd., the lenders from time to time party thereto and Bank of America, N.A., as administrative agent (incorporated by reference to Exhibit 10.1 on Form 8-K, filed June 26, 2018 (first current report on such day)).
10.2	Credit Agreement dated as of June 25, 2018 by and among IHS Markit Ltd, the lenders from time to time party thereto and HSBC Bank USA, National Association, as administrative agent (incorporated by reference to Exhibit 10.2 on Form 8-K, filed June 26, 2018 (first current report on such day)).
99.1	Media Release dated August 2, 2018